[logo] LIBERTY NEWPORT
         TIGER FUND

       ANNUAL REPORT
     DECEMBER 31, 2001

[Graphic Omitted]

--------------------------------------------------------------------------------
PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------


Dear Shareholder:

The last six months have been a remarkable period. As the global markets pitched and then recovered somewhat, the US and several international economies officially slipped into a recession. While the events of September 11th traumatized the world, we have begun to see that many opportunities remain.

There have been a number of developments since the June 30th semiannual report to shareholders. One of the most significant is the completion of the sale of Liberty's asset management companies to FleetBoston Financial in November 2001. Visit libertyfunds.com for the latest news.

In light of this change, I think it is important to assure you that only the ownership of the investment advisor has changed. You will see no immediate change in your investment. Your fund will continue to be guided by the same portfolio managers and follow the same investment principles that attracted you to the fund in the first place.

In this report, Chris Legallet shares his outlook for the fund. I would encourage you to read his report, which begins on the following pages.

     Sincerely,

 /s/ Keith T. Banks

     Keith T. Banks
     President

--------------------------------------------------------------------------------
MEET THE NEW PRESIDENT

On November 1, 2001, Keith T. Banks became president of Liberty Funds. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US Equity for J.P. Morgan Investment Management from 1996 to 2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE as of 12/31/01 ($)
        Class A                                                     9.38
        Class B                                                     9.14
        Class C                                                     9.15
        Class T                                                     9.41
        Class Z                                                     9.38
--------------------------------------------------------------------------------

Economic and market conditions can frequently change. There is no assurance that trends described herein will continue or commence.

                                                   ----------------------------
                                                   Not FDIC   May Lose Value
                                                              -----------------
                                                    Insured   No Bank Guarantee
                                                   ----------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Value of a $10,000 investment
12/31/91 - 12/31/01

PERFORMANCE OF A $10,000 INVESTMENT
    12/31/91 -- 12/31/01 ($)

                  without   with
                   sales   sales
                  charge   charge
-----------------------------------
Class A            17,159  16,172
-----------------------------------
Class B            16,293  16,293
-----------------------------------
Class C            16,300  16,300
-----------------------------------
Class T            17,414  16,413
-----------------------------------
Class Z            17,360     n/a



       Class A shares   Class A shares        MSCI EAFE
       without sales      with sales            (GDP)
          charge            charge              Index
-------------------------------------------------------
12/1991  $10,000           $ 9,425             $10,000
          10,648            10,035               9,299
          12,030            11,338               9,609
          11,415            10,758               9,373
          12,208            11,506               9,034
          13,356            12,588              10,105
          14,452            13,621              11,014
          15,617            14,719              11,922
          21,393            20,163              12,068
          17,403            16,402              12,734
          18,452            17,391              13,065
          20,431            19,256              13,117
          18,835            17,752              13,011
          18,957            17,867              13,237
          20,948            19,743              13,543
          21,122            19,907              13,990
          21,899            20,640              14,464
          23,833            22,462              14,887
          23,094            21,766              15,242
          23,251            21,914              15,203
          24,293            22,896              15,568
          22,614            21,314              15,673
          25,197            23,748              17,429
          22,024            20,758              17,598
          16,042            15,120              16,466
          16,150            15,221              19,315
          11,100            10,461              20,069
          10,245             9,656              17,158
          14,106            13,295              20,863
          14,432            13,602              21,293
          18,566            17,498              22,042
          17,877            16,849              23,253
          24,422            23,018              27,331
          25,020            23,582              27,566
          23,987            22,608              26,397
          22,265            20,984              24,167
          20,561            19,379              23,084
          18,168            17,123              20,332
          18,277            17,226              20,097
          14,069            13,260              17,008
12/2001   17,159            16,172              17,961

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. The Morgan Stanley Capital International (MSCI) EAFE (GDP) Index is an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore. Unlike mutual funds, indexes are not an investment and do not incur fees or expenses. It is not possible to invest directly in an index.

Average annual total return as of 12/31/01 (%)

Share class          A                      B                      C                     T               Z
Inception          4/1/95                 4/1/95                 4/1/95               5/31/89          5/31/89
--------------------------------------------------------------------------------------------------------------
              without     with       without    with      without     with      without     with      without
               sales     sales        sales    sales       sales     sales       sales     sales       sales
               charge    charge       charge   charge      charge    charge      charge    charge      charge
-------------------------------------------------------------------------------------------------------------
1-year        -16.55     -21.35      -17.12    -21.26      -17.18    -18.01      -16.39    -21.19      -16.43
-------------------------------------------------------------------------------------------------------------
5-year         -6.72      -7.82       -7.41     -7.78       -7.42     -7.42       -6.49     -7.59       -6.55
-------------------------------------------------------------------------------------------------------------
10-year         5.55       4.92        5.00      5.00        5.01      5.01        5.70      5.08        5.67

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for class A and T shares and the contingent deferred sales charge (CDSC) maximum charge of 5% for one year and 2% for five year holding periods for class B shares and 1% for one year holding period for class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The fund was originally introduced on 5/31/89 and became Colonial Newport Tiger Fund on 4/1/95 when class A, B and D (since designated C) shares were offered. On 4/30/98, the fund was renamed Newport Tiger Fund. The fund was renamed Liberty Newport Tiger Fund on July 14, 2000. Please see the fund's prospectus for additional details. Class A, B and C share performance information includes returns of the fund's class T shares for periods prior to the inception dates of those classes. Class T share returns are not restated to reflect any expense differential, e.g., Rule 12b-1 fees, between class T shares and class A, B and C shares. Had expense differentials been reflected, returns for the periods prior to the inception date of the class A, B and C shares would have been lower.

    -----------------------------------------------------------------------
    TOP 5 COUNTRIES AS OF 12/31/01 (%)

    HONG KONG                                                         47.0
    SINGAPORE                                                         18.9
    SOUTH KOREA                                                       12.9
    TAIWAN                                                            10.1
    INDIA                                                              9.0
    CALCULATED AS A PERCENTAGE OF TOTAL NET ASSETS.

    TOP 5 SECTORS AS OF 12/31/01 (%)
    FINANCIALS                                                        39.1
    INFORMATION TECHNOLOGY                                            20.6
    CONSUMER DISCRETIONARY                                            12.3
    TELECOMMUNICATIONS                                                 9.6
    UTILITIES                                                          9.2

    TOP 10 HOLDINGS AS OF 12/31/01 (%)
    TAIWAN SEMICONDUCTOR MANUFACTURING CO.                             6.9
    DBS BANK LTD                                                       6.5
    HUTCHISON WHAMPOA                                                  6.5
    HONG KONG AND CHINA GAS                                            5.9
    SAMSUNG ELECTRONICS                                                5.9
    SUN HUNG KAI PROPERTIES                                            5.3
    CHINA MOBILE                                                       5.2
    CHEUNG KONG                                                        4.6
    SINGAPORE TECH ENGINEERING                                         4.5
    SINGAPORE PRESS HOLDINGS                                           4.2

    CALCULATED AS A PERCENTAGE OF TOTAL NET ASSETS.

    SECTORS AND HOLDINGS ARE CALCULATED AS A PERCENTAGE OF NET ASSETS. SINCE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THE SAME COUNTRIES, SECTORS OR HOLDINGS IN THE FUTURE.

    BOUGHT
    -----------------------------------------------------------------------
    DR. REDDY'S LABORATORIES (1.0% of net assets)
    This company is a world leader in the research and manufacture of generic pharmaceuticals. The generic drug industry appears to be poised to enjoy strong growth as an increasing number of popular drugs lose their patent protection. Based in India, the company can employ highly skilled personnel at reduced cost -- approximately one-fifth less than a similar company based in the United States.

    HON HAI PRECISION INDUSTRY (1.5% of net assets)
    This Taiwanese manufacturer of electronic connectors and cable assemblies has a strong balance sheet and has demonstrated its ability to grow earnings on a consistent basis.

    SOLD
    -----------------------------------------------------------------------
    LI & FUNG (3.9% of net assets)
    We reduced the fund's position in this premier global outsourcing company, which is based in Hong Kong. Although we believe in the long-term growth prospects for outsourcing, we felt that the poor global economic outlook would put some downward pressure on the stock.
    -----------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

With the US economy accounting for some 20% of world economic growth, the United States continues to be the engine of global growth. The economic slowdown in the United States has been bad news for many Asian economies. Singapore, the world's largest exporter of computer hard drives, has suffered its worst recession since gaining its independence in 1963. Asian stock markets, however, have been anticipating a US slowdown for some time. As of the end of the fiscal period, we believe their markets are cheap on a valuation basis, especially when compared with the United States and Europe.

For the 12-month period that ended December 31, 2001, the fund declined 16.55% (class A shares, without sales charge). By comparison the fund fared better than the negative 22.20% return of the MSCI EAFE (GDP) Index for the same period. Relative to its peers, the fund underperformed the negative 4.72% return of the Morningstar Pacific/Asia ex-Japan Stock Category Average(1) for the same period.

HONG KONG AND SINGAPORE HELD BACK PERFORMANCE
The fund's weak performance was in part a result of having large positions in Hong Kong and Singapore--countries that represented 47.0% and 18.9% of net assets, respectively.(2) Both markets performed poorly for the year, declining 24% and 15%, respectively.

----------
(1) (C)2002 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.
(2) Holdings, sectors and country weights are disclosed as of December 31, 2001, and are subject to change.

There were specific companies that also contributed to this weak performance. Examples include Johnson Electric Holdings, Ltd. at 2.9% of net assets. This company--one of the world's largest manufacturers of micromotors used in products ranging from kitchen appliances to car windows--was aggressively sold by those worried about its sensitivity to the poor economic outlook. Li & Fung, the premier global outsourcing agent, at 3.9% of net assets, fell prey to the same fears.

In addition, the fund was underweight relative to its benchmark in both South Korea and Taiwan, whose stock markets appreciated by 37.5% and 17.1%, respectively, over the 12-month period.

NEW DAWNING FOR CHINA
After 15 years of negotiations, China joined the World Trade Organization at the end of 2001. We believe this will be very beneficial for world trade in general and corporate development within China in particular. As of year-end, the fund had a total of 7.9% of net assets invested in Chinese shares (these shares are listed and traded in Hong Kong, where levels of accounting disclosure are far better than in China). The balance of the portfolio's Hong Kong listed companies (39.1% of net assets) represent Hong Kong companies, which we believe are set to benefit as a result of China's economic progress.

In our view, the real story in China is that its growth is more dependent on domestic demand than on exports. We believe the government has both the political will and financial wherewithal to continue its strong fiscal policies that have largely been responsible for the economy's impressive recent performance.

DOMESTICALLY FUELED ECONOMIES
We believe that there is a fundamental change occurring in many parts of Asia, which will have significant investment implications as some markets move towards domestically fueled economies rather than export-led ones. We think China, India and South Korea are the economies best positioned to benefit from this secular trend. The fund has exposure to a number of high quality global companies in each of these countries. At the end of the period, the fund held 7.9%, 9.0% and 12.9% of net assets in each of these countries, respectively.

QUALITY GROWTH COMPANIES
We seek to invest for the long term in quality growth companies. We focus on those companies that we think have able management teams, quality balance sheets and achievable strategies for long-term growth. While it is difficult to predict when the markets will turn with any accuracy, we believe that we will continue to find some of the most dynamic and exciting growth opportunities in this part of the world.

 /s/ Chris Legallet

CHRIS LEGALLET is portfolio manager of Liberty Newport Tiger Fund and is president and chief investment officer of Newport Fund Management, Inc.

International investing offers significant long-term growth potential, but also involves certain risks. Since many of the Tiger countries are considered emerging markets, they are subject to a great degree of social, political, currency and economic instability. In addition, a portfolio that invests in a single region poses additional risks due to its limited diversification.

---------------------------------------------------------------------------
INVESTMENT PORTFOLIO
---------------------------------------------------------------------------
December 31, 2001

COMMON STOCKS - 103.3%                               SHARES          VALUE
---------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 12.3%
CONSUMER DURABLES & APPAREL - 4.3%
  APPAREL & ACCESSORIES - 3.9%
Li & Fung Ltd.                                   18,442,000   $020,692,121
                                                              ------------
  PHOTOGRAPHIC EQUIPMENT - 0.4%
China Hong Kong Photo Products Holdings Ltd.     28,565,000      2,307,617
                                                              ------------
MEDIA - 4.8%
  PUBLISHING & PRINTING - 4.8%
Singapore Press Holdings Ltd.                     1,883,400     22,235,646
South China Morning Post Ltd.                     4,609,000      2,895,954
                                                              ------------
                                                                25,131,600
                                                              ------------
RETAILING - 3.2%
  APPAREL RETAIL - 3.2%
Giordano International Ltd.                      38,238,000     16,916,215
                                                              ------------
---------------------------------------------------------------------------
CONSUMER STAPLES - 2.6%
FOOD, BEVERAGES & TOBACCO - 1.6%
  PACKAGED FOODS - 1.6%
Hindustan Lever Ltd.                                438,600      2,034,278
Nestle India Ltd.                                   556,000      5,972,791
                                                              ------------
                                                                 8,007,069
                                                              ------------
FOOD & DRUG RETAILING - 1.0%
  FOOD RETAIL - 1.0%
President Chain Store Corp.                       2,402,092      5,080,887
                                                              ------------
---------------------------------------------------------------------------
FINANCIALS - 39.1%
BANKS - 18.6%
DBS Bank Ltd.                                     4,546,859     33,981,399
Hang Seng Bank Ltd.                               1,913,600     21,041,380
HKR International Ltd.                            2,000,000        544,977
HSBC Holdings PLC (b)                             1,446,052     16,968,775
Kookmin Bank                                        310,335     11,770,446
Koram Bank (a)                                      840,000      7,645,041
Public Bank Berhad                                8,062,000      5,664,541
                                                              ------------
                                                                97,616,559
                                                              ------------
DIVERSIFIED FINANCIALS - 9.1%
  CONSUMER FINANCE - 2.6%
Housing Development Finance Ltd.                  1,001,219     13,767,278
                                                              ------------
  MULTI-SECTOR HOLDINGS - 6.5%
Hutchison Whampoa Ltd.                            3,508,100     33,850,680
                                                              ------------
REAL ESTATE - 11.4%
  REAL ESTATE MANAGEMENT & DEVELOPMENT - 11.4%
Cheung Kong Holdings Ltd.                         2,307,000     23,961,916
City Developments Ltd.                            2,480,500      8,127,281
Sun Hung Kai Properties Ltd.                      3,424,000     27,660,704
                                                              ------------
                                                                59,749,901
                                                              ------------
---------------------------------------------------------------------------
HEALTH CARE - 1.0%
  PHARMACEUTICALS - 1.0%
Dr. Reddy's Laboratories Ltd.                       270,100   $  5,172,622
                                                              ------------
---------------------------------------------------------------------------
INDUSTRIALS - 8.9%
CAPITAL GOODS - 8.9%
  AEROSPACE & DEFENSE - 4.5%
Singapore Technologies Engineering Ltd.          18,712,000     23,814,351
                                                              ------------
  ELECTRICAL COMPONENTS & EQUIPMENT - 4.4%
Hon Hai Precision Industry Co., Ltd.              1,666,400      7,621,095
Johnson Electric Holdings Ltd.                   14,442,200     15,185,746
                                                              ------------
                                                                22,806,841
                                                              ------------
---------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 20.6%
SOFTWARE & SERVICES - 3.9%
  INFORMATION TECHNOLOGY CONSULTING & SERVICES - 3.9%
Infosys Technologies Ltd.                           240,550     20,321,534
                                                              ------------
TECHNOLOGY HARDWARE & EQUIPMENT - 16.7%
  ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
Venture Manufacturing
  (Singapore) Ltd.                                1,557,000     11,214,785
                                                              ------------
  NETWORKING EQUIPMENT - 1.0%
Datacraft Asia Ltd.                               2,414,600      5,263,828
                                                              ------------
  SEMICONDUCTORS - 13.6%
Samsung Electronics                                 146,070     31,038,296
Taiwan Semiconductor Manufacturing Co. (a)       14,401,007     36,017,955
United Microelectronics Corp., Ltd.               3,053,250      4,450,929
                                                              ------------
                                                                71,507,180
                                                              ------------
---------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 9.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.6%
  INTEGRATED TELECOMMUNICATION SERVICES - 2 6%
China Unicom Ltd. (a)                             5,648,000      6,228,480
Korea Telecom Corp., ADR                            363,364      7,387,190
                                                              ------------
                                                                13,615,670
                                                              ------------
WIRELESS TELECOMMUNICATION SERVICES - 7.0%
China Mobile Ltd. (a)(b)                          7,798,000     27,261,808
SK Telecom Co., Ltd.                                 47,270      9,648,350
                                                              ------------
                                                                36,910,158
                                                              ------------
---------------------------------------------------------------------------
UTILITIES - 9.2%
ELECTRIC UTILITIES - 3.3%
Huaneng Power International, Inc.                28,286,000     17,047,407
                                                              ------------
GAS UTILITIES - 5.9%
Hong Kong & China Gas Co., Ltd.                  25,368,099     31,065,634
                                                              ------------
TOTAL INVESTMENTS 103.3%
  (cost of $507,420,701)(c)                                    541,859,937
                                                              ------------

                                                                     VALUE
---------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET - (3.3)%                      $(17,287,567)
---------------------------------------------------------------------------
NET ASSETS - 100.0%                                           $524,572,370
                                                              ------------

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Represents fair value as determined in good faith under the direction of the Trustees.
(c) Cost for federal income tax purposes is $508,134,636. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences. Realized losses have been deferred and unrealized gains have been realized on investments in passive foreign investment companies for tax purposes and cost adjusted accordingly.

          ACRONYM                             NAME
-----------------------------------------------------------------------
            ADR                    American Depositary Receipt

SUMMARY OF SECURITIES                                % OF
BY COUNTRY (UNAUDITED)          VALUE          TOTAL INVESTMENTS
--------------------------------------------------------------------
Hong Kong/China                $246,660,639             45.5%
Singapore                        99,373,462             18.3%
South Korea                      67,489,323             12.5%
Taiwan                           53,170,866              9.8%
India                            47,268,503              8.7%
United Kingdom                   16,968,775              3.1%
Malaysia                          5,664,541              1.1%
United States                     5,263,828              1.0%
                               ------------            ------
                               $541,859,937            100.0%
                               ------------            ------

Certain securities are listed by country of underlying exposure but may trade predominently on other exchanges.

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

December 31, 2001

ASSETS:
Investments, at cost                              $ 507,420,701
                                                  -------------
Investments, at value                             $ 541,859,937
Receivable for:
  Investments sold                                    6,071,752
  Fund shares sold                                      334,358
  Dividends                                             251,157
  Expense reimbursement due from Administrator           11,720
Deferred Trustees' compensation plan                     15,139
                                                  -------------
    Total Assets                                    548,544,063
                                                  -------------
LIABILITIES:
Payable due to custodian                              1,855,371
Loans                                                 3,000,000
Deferred tax                                          1,201,981
Payable for:
  Fund shares repurchased                            16,757,949
  Foreign currency (cost of $260,055)                   260,045
  Management fee                                        363,481
  Administration fee                                    114,216
  Transfer agent fee                                    189,348
  Bookkeeping fee                                        17,023
  Trustees' fee                                             411
Deferred Trustees' fee                                   15,139
Other liabilities                                       196,729
                                                  -------------
    Total Liabilities                                23,971,693
                                                  -------------
NET ASSETS                                        $ 524,572,370
                                                  -------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                   $ 726,613,795
Overdistributed net investment
  income                                             (2,098,787)
Accumulated net realized loss                      (233,178,443)
Net unrealized appreciation
 (depreciation) on:
  Investments                                        33,237,255
  Foreign currency translations                          (1,450)
                                                  -------------
NET ASSETS                                        $ 524,572,370
                                                  -------------
CLASS A:
  Net assets                                      $ 178,145,165
  Shares outstanding                                 18,998,582
                                                  -------------
Net asset value and redemption price per share    $        9.38(a)
                                                  -------------
Maximum offering price per share
  ($9.38/0.9425)                                  $        9.95(b)
                                                  -------------
CLASS B:
  Net assets                                      $ 164,353,682
  Shares outstanding                                 17,990,637
                                                  -------------
Net asset value and offering price per share      $        9.14(a)
                                                  -------------
CLASS C:
  Net assets                                      $  28,036,358
  Shares outstanding                                  3,064,671
                                                  -------------
Net asset value and offering price per share      $        9.15(a)
                                                  -------------
CLASS T:
  Net assets                                      $  31,782,186
  Shares outstanding                                  3,378,680
                                                  -------------
Net asset value and redemption price per share    $        9.41
                                                  -------------
Maximum offering price per share
  ($9.41/0.9425)                                  $        9.98(b)
                                                  -------------
CLASS Z:
  Net assets                                      $ 122,254,979
  Shares outstanding                                 13,030,861
                                                  -------------
Net asset value, offering and redemption
  price per share                                 $        9.38
                                                  -------------
(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended December 31, 2001

INVESTMENT INCOME:
Dividends                                                 $  15,571,875
Interest (including income on
  securities loaned of $269,163)                                782,824
                                                          -------------
  Total Investment Income (net of foreign taxes
    withheld of $1,690,380)                                  16,354,699
EXPENSES:
Management fee                                                5,087,633
Administration fee                                            1,612,349
Distribution fee:
  Class B                                                     1,511,631
  Class C                                                       251,291
Service fee:
  Class A                                                       595,377
  Class B                                                       507,127
  Class C                                                        84,254
Bookkeeping fee                                                 233,404
Transfer agent fee                                            1,959,200
Trustees' fee                                                    24,351
Custody fee                                                     736,971
Other expenses                                                  282,115
                                                          -------------
  Total Expenses                                             12,885,703
Fees and expenses waived or reimbursed by Administrator         (11,720)
Custody earnings credit                                            (137)
                                                          -------------
Net Operating Expenses                                       12,873,846
                                                          -------------
Interest expense                                                    178
                                                          -------------
  Net Expenses                                               12,874,024
                                                          -------------
Net Investment Income                                         3,480,675
                                                          -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
  Investments                                                17,147,749
  Foreign currency transactions                                (586,350)
                                                          -------------
    Net realized gain                                        16,561,399
                                                          -------------
Net change in unrealized appreciation/depreciation on:
  Investments                                              (130,426,572)
  Foreign currency translations                                  73,316
                                                          -------------
    Net change in unrealized
      appreciation/depreciation                            (130,353,256)
                                                          -------------
Net Loss                                                   (113,791,857)
                                                          -------------
Decrease in Net Assets from Operations                    $(110,311,182)
                                                          -------------

See notes to financial statements.

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED DECEMBER 31,
INCREASE (DECREASE)                                       -----------------------------------
IN NET ASSETS                                                   2001                2000
---------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                              $     3,480,675    $    (1,687,587)
Net realized gain on investments and foreign currency
  transactions                                                 16,561,399         81,940,719
Net change in unrealized appreciation/depreciation on
  investments and foreign currency translations              (130,353,256)      (233,117,679)
                                                          ---------------    ---------------
Net Decrease from Operations                                 (110,311,182)      (152,864,547)
                                                          ---------------    ---------------
DISTRIBUTIONS DECLARED TO  SHAREHOLDERS:
From  net investment income:
  Class A                                                      (1,930,005)              --
  Class B                                                        (337,440)              --
  Class C                                                         (57,192)              --
  Class T                                                        (365,762)              --
  Class Z                                                      (1,538,179)              --
                                                          ---------------    ---------------
Total Distributions Declared to Shareholders                   (4,228,578)              --
                                                          ---------------    ---------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                               714,848,613        706,027,639
  Distributions reinvested                                      1,395,674               --
  Redemptions                                                (826,623,955)      (739,683,015)
                                                          ---------------    ---------------
  Net Decrease                                               (110,379,668)       (33,655,376)
                                                          ---------------    ---------------
Class B:
  Subscriptions                                                10,670,520         24,161,559
  Distributions reinvested                                        291,464               --
  Redemptions                                                 (68,922,824)      (108,657,243)
                                                          ---------------    ---------------
  Net Decrease                                                (57,960,840)       (84,495,684)
                                                          ---------------    ---------------
Class C:
  Subscriptions                                                25,562,822          8,781,043
  Distributions reinvested                                         49,574               --
  Redemptions                                                 (33,772,697)       (29,621,130)
                                                          ---------------    ---------------
  Net Decrease                                                 (8,160,301)       (20,840,087)
                                                          ---------------    ---------------
Class T:
  Subscriptions                                                 1,693,179            445,862
  Distributions reinvested                                        319,333               --
  Redemptions                                                  (9,184,602)       (13,912,926)
                                                          ---------------    ---------------
  Net Decrease                                                 (7,172,090)       (13,467,064)
                                                          ---------------    ---------------
Class Z:
  Subscriptions                                               306,065,565        205,396,880
  Distributions reinvested                                      1,489,425               --
  Redemptions                                                (318,915,729)      (233,228,354)
                                                          ---------------    ---------------
  Net Decrease                                                (11,360,739)       (27,831,474)
                                                          ---------------    ---------------
Net Decrease from Share Transactions                         (195,033,638)      (180,289,685)
                                                          ---------------    ---------------
Total Decrease in Net Assets                                 (309,573,398)      (333,154,232)
NET ASSETS:
Beginning of period                                       $   834,145,768    $ 1,167,300,000
                                                          ---------------    ---------------
End of period (including overdistributed net investment
  income of $(2,098,787) and $(764,534), respectively)    $   524,572,370    $   834,145,768
                                                          ---------------    ---------------
CHANGES IN SHARES:
Class A:
  Subscriptions                                                72,701,314         57,673,347
  Issued for distributions reinvested                             145,686               --
  Redemptions                                                 (82,219,859)       (59,225,013)
                                                          ---------------    ---------------
  Net Decrease                                                 (9,372,859)        (1,551,666)
                                                          ---------------    ---------------
Class B:
  Subscriptions                                                 1,090,471          1,915,889
  Issued for distributions reinvested                              31,259               --
  Redemptions                                                  (7,126,055)        (8,695,350)
                                                          ---------------    ---------------
  Net Decrease                                                 (6,004,325)        (6,779,461)
                                                          ---------------    ---------------
Class C:
  Subscriptions                                                 2,620,726            699,804
  Issued for distributions reinvested                               5,302               --
  Redemptions                                                  (3,435,404)        (2,338,600)
                                                          ---------------    ---------------
  Net Decrease                                                   (809,376)        (1,638,796)
                                                          ---------------    ---------------
Class T:
  Subscriptions                                                   163,814             34,156
  Issued for distributions reinvested                              33,229               --
  Redemptions                                                    (925,415)        (1,081,271)
                                                          ---------------    ---------------
  Net Decrease                                                   (728,372)        (1,047,115)
                                                          ---------------    ---------------
Class Z:
  Subscriptions                                                31,995,936         16,340,160
  Issued for distributions reinvested                             155,472               --
  Redemptions                                                 (33,010,087)       (18,389,183)
                                                          ---------------    ---------------
  Net Decrease                                                   (858,679)        (2,049,023)
                                                          ---------------    ---------------

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

December 31, 2001

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Newport Tiger Fund, (the "Fund"), a series of Liberty Funds Trust VII, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of companies located in the ten Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, China and the Philippines). The Fund may issue an unlimited number of shares. The Fund offers five classes of shares:
Class A, Class B, Class C, Class T and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class T shares are sold with a front-end sales charge and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class T shares and Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value under procedures approved by the Trustees.

Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold investments for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

SECURITIES LENDING:

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders' fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2001, there were no securities on loan.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

              YEAR OF                         CAPITAL LOSS
             EXPIRATION                       CARRYFORWARD
             ----------                       ------------
                2006                          $211,013,697
                2007                            22,164,746
                                              ------------
                                              $233,178,443
                                              ------------

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

The Fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The Fund accrues such taxes as applicable.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

                           INCREASE (DECREASE)
---------------------------------------------------------------------------
                               OVERDISTRIBUTED         ACCUMULATED NET
     PAID-IN CAPITAL        NET INVESTMENT INCOME       REALIZED LOSS
---------------------------------------------------------------------------
       $   --                    $(586,350)               $586,350

These differences are primarily due to foreign currency transactions. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions include the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FOREIGN CURRENCY CONTRACTS:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Newport Fund Management (the "Advisor") is the investment advisor of the Fund and receives a monthly fee based on the Fund's average daily net assets as follows:

     AVERAGE NET ASSETS                ANNUAL FEE RATE
     ------------------                ---------------

     First $100 million                     1.00%
     Next $1.4 billion                      0.75%
     Next $1.0 billion                      0.70%
     Over $2.5 billion                      0.65%

On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to FleetBoston Financial ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund to Fleet. The Fund had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

ADMINISTRATION FEE:

Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average daily net assets.

BOOKKEEPING FEE:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average daily net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Administrator, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.07% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and received reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Administrator, is the Fund's principal underwriter. For the year ended December 31, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $17,223 on sales of the Fund's Class A, Class C, and Class T shares and received contingent deferred sales charges (CDSC) of $307,668, $860,577 and $13,707 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.55% annually of the Fund's average net assets.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor, Administrator or their affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $137 of custodian fees were reduced by balance credits applied during the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

During the year ended December 31, 2001, purchases and sales of investments, other than short-term obligations, were $77,148,670 and $223,067,142, respectively.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation               $113,351,239
Gross unrealized depreciation                (79,625,938)
                                            ------------
    Net unrealized appreciation             $ 33,725,301
                                            ------------

OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments, and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 3313% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 12 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 12 of 1%. The average daily loan balance was $3,000,000 at a weighted average interest rate of 2.25%.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS)
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                                    YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------------
CLASS A SHARES                            2001             2000            1999          1998            1997
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $     11.34     $     13.47     $      7.78    $      9.02     $     13.75
                                       -----------     -----------     -----------    -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                      0.08            0.01            0.09           0.14            0.08
Net realized and unrealized gain
  (loss) on investments and
  foreign currency translations              (1.95)          (2.14)           5.60          (1.23)          (4.73)
                                       -----------     -----------     -----------    -----------     -----------
Total from Investment Operations             (1.87)          (2.13)           5.69          (1.09)          (4.65)
                                       -----------     -----------     -----------    -----------     -----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                   (0.09)           --              --            (0.15)          (0.04)
From net realized capital gains               --              --              --             --             (0.04)
                                       -----------     -----------     -----------    -----------     -----------
Total Distributions Declared to
Shareholders                                 (0.09)           --              --            (0.15)          (0.08)
                                       -----------     -----------     -----------    -----------     -----------
NET ASSET VALUE, END OF PERIOD         $      9.38     $     11.34     $     13.47    $      7.78     $      9.02
                                       -----------     -----------     -----------    -----------     -----------
Total return(b)                             (16.55)%        (15.81)%         73.14%        (12.08)%        (33.95)%
                                       -----------     -----------     -----------    -----------     -----------
RATIOS TO AVERAGE NET ASSETS:
Operating expenses(c)                         1.80%           1.71%           1.77%          1.78%           1.73%
Interest expense                             --(d)            --              --             --             --(d)
Expenses(c)                                   1.80%           1.71%           1.77%          1.78%           1.73%
Net investment income(c)                      0.75%           0.07%           0.97%          2.02%           0.64%
Waiver/reimbursement                         --(d)            --              --             --              --
Portfolio turnover rate                         12%             25%             14%            15%             12%
Net assets, end of period (000's)      $   178,145     $   321,671     $   403,082    $   250,089     $   323,407

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(d) Rounds to less than 0.01%.

                                                                    YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------------
CLASS B SHARES                            2001             2000            1999          1998            1997
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $     11.05     $     13.23     $      7.70    $      8.92     $     13.64
                                       -----------     -----------     -----------    -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)              --(b)           (0.08)           0.02           0.09           (0.01)
Net realized and unrealized gain
  (loss) on investments and
  foreign currency translations              (1.89)          (2.10)           5.51          (1.23)          (4.67)
                                       -----------     -----------     -----------    -----------     -----------
Total from Investment Operations             (1.89)          (2.18)           5.53          (1.14)          (4.68)
                                       -----------     -----------     -----------    -----------     -----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                   (0.02)           --              --            (0.08)           --
From net realized capital gains               --              --              --             --             (0.04)
                                       -----------     -----------     -----------    -----------     -----------
Total Distributions Declared to
Shareholders                                 (0.02)           --              --            (0.08)          (0.04)
                                       -----------     -----------     -----------    -----------     -----------
NET ASSET VALUE, END OF PERIOD         $      9.14     $     11.05     $     13.23    $      7.70     $      8.92
                                       -----------     -----------     -----------    -----------     -----------
Total return(c)                             (17.12)%        (16.48)%         71.82%        (12.77)%        (34.41)%
                                       -----------     -----------     -----------    -----------     -----------
RATIOS TO AVERAGE NET ASSETS:
Operating expenses(d)                         2.55%           2.46%           2.52%          2.53%           2.48%
Interest expense                             --(e)            --              --             --             --(e)
Expenses(d)                                   2.55%           2.46%           2.52%          2.53%           2.48%
Net investment income (loss)(d)              --(e)           (0.68)%          0.22%          1.27%          (0.11)%
Waiver/reimbursement                         --(e)            --              --             --              --
Portfolio turnover rate                         12%             25%             14%            15%             12%
Net assets, end of period (000's)      $   164,354     $   265,219     $   407,179    $   280,163     $   362,442

(a) Per share data was calculated using average shares outstanding during the period.
(b) Rounds to less than $0.01.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(e) Rounds to less than 0.01%.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                                       YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------------------
CLASS C SHARES                            2001             2000            1999          1998            1997(a)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $     11.07     $     13.25     $      7.71    $      8.94     $     13.66
                                       -----------     -----------     -----------    -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)              --(c)           (0.08)           0.02           0.09           (0.01)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  translations                               (1.90)          (2.10)           5.52          (1.24)          (4.67)
                                       -----------     -----------     -----------    -----------     -----------
Total from Investment Operations             (1.90)          (2.18)           5.54          (1.15)          (4.68)
                                       -----------     -----------     -----------    -----------     -----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                   (0.02)           --              --            (0.08)           --
From net realized capital gains               --              --              --             --             (0.04)
                                       -----------     -----------     -----------    -----------     -----------
Total Distributions Declared to
Shareholders                                 (0.02)           --              --            (0.08)          (0.04)
                                       -----------     -----------     -----------    -----------     -----------
NET ASSET VALUE, END OF PERIOD         $      9.15     $     11.07     $     13.25    $      7.71     $      8.94
                                       -----------     -----------     -----------    -----------     -----------
Total return(d)                             (17.18)%        (16.45)%         71.85%        (12.89)%        (34.36)%
                                       -----------     -----------     -----------    -----------     -----------
RATIOS TO AVERAGE NET ASSETS:
Operating expenses(e)                         2.55%           2.46%           2.52%          2.53%           2.48%
Interest expense                             --(f)            --              --             --             --(f)
Expenses(e)                                   2.55%           2.46%           2.52%          2.53%           2.48%
Net investment income (loss)(e)              --(f)           (0.68)%          0.22%          1.27%          (0.11)%
Waiver/reimbursement                         --(f)            --              --             --              --
Portfolio turnover rate                         12%             25%             14%            15%             12%
Net assets, end of period (000's)      $    28,036     $    42,897     $    73,038    $    48,316     $    62,703

(a) Class D shares were designated Class C shares on July 1, 1997.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f) Rounds to less than 0.01%.

                                                                    YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------------
CLASS T SHARES                            2001             2000            1999          1998            1997
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $     11.38     $     13.48     $      7.77    $      9.01     $     13.75
                                       -----------     -----------     -----------    -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                      0.10            0.04            0.12           0.16            0.11
Net realized and unrealized gain
  (loss) on investments and
  foreign currency translations              (1.96)          (2.14)           5.59          (1.23)          (4.74)
                                       -----------     -----------     -----------    -----------     -----------
Total from Investment Operations             (1.86)          (2.10)           5.71          (1.07)          (4.63)
                                       -----------     -----------     -----------    -----------     -----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                   (0.11)           --              --            (0.17)          (0.07)
From net realized capital gains               --              --              --             --             (0.04)
                                       -----------     -----------     -----------    -----------     -----------
Total Distributions Declared to
Shareholders                                 (0.11)           --              --            (0.17)          (0.11)
                                       -----------     -----------     -----------    -----------     -----------
NET ASSET VALUE, END OF PERIOD         $      9.41     $     11.38     $     13.48    $      7.77     $      9.01
                                       -----------     -----------     -----------    -----------     -----------
Total return(b)                             (16.39)%        (15.58)%         73.49%        (11.87)%        (33.76)%
                                       -----------     -----------     -----------    -----------     -----------
RATIOS TO AVERAGE NET ASSETS:
Operating expenses(c)                         1.55%           1.46%           1.52%          1.53%           1.48%
Interest expense                             --(d)            --              --             --             --(d)
Expenses(c)                                   1.55%           1.46%           1.52%          1.53%           1.48%
Net investment income(c)                      1.00%           0.32%           1.22%          2.27%           0.89%
Waiver/reimbursement                         --(d)            --              --             --              --
Portfolio turnover rate                         12%             25%             14%            15%             12%
Net assets, end of period (000's)      $    31,782     $    46,733     $    69,503    $    51,526     $    82,095

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge.
(c) The  benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(d) Rounds to less than 0.01%.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                                    YEAR ENDED DECEMBER 31,
                                    ------------------------------------------------------------------------------
CLASS Z SHARES                            2001             2000            1999          1998            1997
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $     11.35     $     13.46     $      7.75    $      9.01     $     13.75
                                       -----------     -----------     -----------    -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                      0.10            0.04            0.12           0.16            0.11
Net realized and unrealized gain
  (loss) on investments and
  foreign currency translations              (1.96)          (2.15)           5.59          (1.25)          (4.74)
                                       -----------     -----------     -----------    -----------     -----------
Total from Investment Operations             (1.86)          (2.11)           5.71          (1.09)          (4.63)
                                       -----------     -----------     -----------    -----------     -----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                   (0.11)           --              --            (0.17)          (0.07)
From net realized capital gains               --              --              --             --             (0.04)
                                       -----------     -----------     -----------    -----------     -----------
Total Distributions Declared to
Shareholders                                 (0.11)           --              --            (0.17)          (0.11)
                                       -----------     -----------     -----------    -----------     -----------
NET ASSET VALUE, END OF PERIOD         $      9.38     $     11.35     $     13.46    $      7.75     $      9.01
                                       -----------     -----------     -----------    -----------     -----------
Total return(b)                             (16.43)%        (15.68)%         73.68%        (12.09)%        (33.76)%
                                       -----------     -----------     -----------    -----------     -----------
RATIOS TO AVERAGE NET ASSETS:
Operating expenses(c)                         1.55%           1.46%           1.52%          1.53%           1.48%
Interest expense                             --(d)            --              --             --             --(d)
Expenses(c)                                   1.55%           1.46%           1.52%          1.53%           1.48%
Net investment income(c)                      1.00%           0.32%           1.22%          2.27%           0.89%
Waiver/reimbursement                         --(d)            --              --             --              --
Portfolio turnover rate                         12%             25%             14%            15%             12%
Net assets, end of period (000's)      $   122,255     $   157,606     $   214,498    $   138,988     $   180,832

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The  benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(d) Rounds to less than 0.01%.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST VII AND THE SHAREHOLDERS OF LIBERTY NEWPORT TIGER FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Newport Tiger Fund (the "Fund") (a series of Liberty Funds Trust VII), at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

On September 26, 2001, a Special Meeting of Shareholders of the Fund was held to conduct a vote for and against the approval of the Items listed on the Trust's Proxy Statement for said meeting. On July 16, 2001, the record date for the Meeting, the Fund had shares outstanding of 62,585,364. The votes cast were as follows:

                                           % OF SHARES TO
ADVISORY AGREEMENT:                       TOTAL OUTSTANDING     % OF SHARES TO
PROPOSAL OF NEW INVESTMENT    SHARES           SHARES         TOTAL SHARES VOTED
--------------------------------------------------------------------------------
For                         46,722,560         74.65%               97.12%
Against                        665,040          1.06%                1.38%
Abstain                        719,747          1.15%                1.50%

2001 TAX INFORMATION

Foreign taxes paid during the fiscal year ended December 31, 2001 amounted to $1,690,380 are expected to be passed through to the Fund's shareholders as 100% allowable foreign tax credits on Form 1099-DIv for the year ended December 31, 2001. Gross income derived from sources within foreign countries amounted to $15,571,875 for the fiscal year ended December 31, 2001.

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

The Trustees serve terms of indefinite duration. The names of the Trustees and officers of the Liberty Funds, the date each was first elected or appointed to office, their principal occupations and other directorships they have held during at least the last five years, are shown below. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-426-3750.

                                                                                                    NUMBER OF
                                            YEAR FIRST                                             PORTFOLIOS
                                 POSITION   ELECTED OR                                              IN FUND
                                   WITH     APPOINTED                                               COMPLEX        OTHER
                                  LIBERTY     TO               PRINCIPAL OCCUPATION(s)              OVERSEEN    DIRECTORSHIPS
     NAME, ADDRESS AND AGE         FUNDS     OFFICE           DURING PAST FIVE  YEARS               BY TRUSTEE      HELD

DISINTERESTED TRUSTEES

Douglas A. Hacker (Age 46)        Trustee     2000      President of UAL Loyalty Services and           103         None
c/o Liberty Funds Group LLC                             Executive Vice President of United Airlines
One Financial Center                                    (airline) since September, 2001 (formerly
Boston, MA 02111                                        Executive Vice President from July, 1999 to
                                                        September, 2001); Chief Financial Officer
                                                        of United Airlines since July, 1999; Senior
                                                        Vice President and Chief Financial Officer
                                                        of UAL, Inc. prior thereto.

Janet Langford Kelly (Age 44)     Trustee     2000      Executive Vice President - Corporate            103         None
c/o Liberty Funds Group LLC                             Development and Administration, General
One Financial Center                                    Counsel and Secretary, Kellogg Company
Boston, MA 02111                                        (food manufacturer), since September, 1999;
                                                        Senior Vice President, Secretary and
                                                        General Counsel, Sara Lee Corporation
                                                        (branded, packaged, consumer-products
                                                        manufacturer) prior thereto.

Richard W. Lowry (Age 65)         Trustee     1995      Private Investor since August, 1987             105         None
c/o Liberty Funds Group LLC                             (formerly Chairman and Chief Executive
One Financial Center                                    Officer, U.S. Plywood Corporation (building
Boston, MA 02111                                        products manufacturer)).

Salvatore Macera (Age 70)         Trustee     1998      Private Investor since 1981 (formerly           103         None
c/o Liberty Funds Group LLC                             Executive Vice President and Director of
One Financial Center                                    Itek Corporation (electronics) from 1975 to
Boston, MA 02111                                        1981).

Charles R. Nelson (Age 59)        Trustee     2000      Van Voorhis Professor, Department of            103         None
c/o Liberty Funds Group LLC                             Economics, University of Washington;

One Financial Center                                    consultant on econometric and statistical
Boston, MA 02111                                        matters.

John J. Neuhauser (Age 58)        Trustee     1985      Academic Vice President and Dean of             105     Saucony, Inc.
c/o Liberty Funds Group LLC                             Faculties since August, 1999, Boston                 (athletic footwear)
One Financial Center                                    College (formerly Dean, Boston College                 SkillSoft Corp.
Boston, MA 02111                                        School of Management from September, 1977               (e-learning)
                                                        to September, 1999).

Thomas E. Stitzel (Age 65)        Trustee     1998      Business Consultant since 1999 (formerly        103         None
c/o Liberty Funds Group LLC                             Professor of Finance from 1975 to 1999 and
One Financial Center                                    Dean from 1977 to 1991, College of
Boston, MA 02111                                        Business, Boise State University);
                                                        Chartered Financial Analyst.

Thomas C. Theobald (Age 64)       Trustee     2000      Managing Director, William Blair Capital        103   Xerox Corporation
c/o Liberty Funds Group LLC                             Partners (private equity investing) since            (business products
One Financial Center                                    1994 (formerly Chief Executive Officer and              and services),
Boston, MA 02111                                        Chairman of the Board of Directors,                      Anixter
                                                        Continental Bank Corporation).                         International
                                                                                                                 (network
                                                                                                              support equipment
                                                                                                                distributor),
                                                                                                                 Jones Lang
                                                                                                                  LaSalle
                                                                                                                (real estate
                                                                                                             management services)
                                                                                                               and MONY Group
                                                                                                               (life insurance).


Anne-Lee Verville (Age 56)        Trustee     1998      Chairman of the Board of Directors, Enesco      103
c/o Liberty Funds Group LLC                             Group, Inc. (designer, importer and                 LearnSomething.com, Inc.
One Financial Center                                    distributor of giftware and collectibles);            (online educational
Boston, MA 02111                                        author and speaker on educational systems            products and services).
                                                        needs (formerly General Manager, Global
                                                        Education Industry from 1994 to 1997, and
                                                        President, Applications Solutions Division
                                                        from 1991 to 1994, IBM Corporation (global
                                                        education and global applications)).

INTERESTED TRUSTEES

William E. Mayer* (Age 61)        Trustee     1994      Managing Partner, Park Avenue Equity            105  Lee Enterprises (print
c/o Liberty Funds Group LLC                             Partners (venture capital) since 1998                and on-line media), WR
One Financial Center                                    (formerly Founding Partner, Development                 Hambrecht + Co.
Boston, MA 02111                                        Capital LLC from November 1996 to February,            (financial service
                                                        1999; Dean and Professor, College of                  provider) and Systech
                                                        Business and Management, University of               Retail Systems (retail
                                                        Maryland from October, 1992 to November,               industry technology
                                                        1996).                                               provider). First Health
                                                                                                                 (health care).

Joseph R. Palombo* (Age 48)     Trustee and   2000      Chief Operating Officer of Fleet Asset          103         None
One Financial Center            Chairman of             Management since November, 2001; formerly
Boston, MA 02111                 the Board              Chief Operations Officer of Mutual Funds,
                                                        Liberty Financial Companies, Inc. from
                                                        August, 2000 to November, 2001; Executive
                                                        Vice President of Stein Roe & Farnham
                                                        Incorporated (Stein Roe) since April, 1999;
                                                        Executive Vice President and Director of
                                                        Colonial Management Associates, Inc.
                                                        (Colonial) since April, 1999, Executive
                                                        Vice President and Chief Administrative
                                                        Officer of Liberty Funds Group LLC (LFG)
                                                        since April, 1999; Director of Stein Roe
                                                        since September, 2000; Trustee and Chairman
                                                        of the Board of the Stein Roe Mutual Funds
                                                        since October, 2000; Manager of Stein Roe
                                                        Floating Rate Limited Liability Company
                                                        since October, 2000 (formerly Vice
                                                        President of the Liberty Funds from April,
                                                        1999 to August, 2000; Chief Operating
                                                        Officer, Putnam Mutual Funds from 1994 to
                                                        1998).

OFFICERS

Keith T. Banks (Age 46)          President    2001      President of the Liberty Funds since
Fleet Asset Management                                  November, 2001; Chief Investment Officer
590 Madison Avenue,                                     and Chief Executive Officer of Fleet Asset
 36th Floor                                             Management since 2000 (formerly Managing
Mail Stop NY EH 30636A                                  Director and Head of U.S. Equity, J.P.
New York, NY 10022                                      Morgan Investment Management from 1996 to
                                                        2000).

Vicki L. Benjamin (Age 40)          Chief       2001     Chief Accounting Officer of the Liberty
One Financial Center             Accounting              Funds and Liberty All-Star Funds since
Boston, MA 02111                   Officer               June, 2001; Vice President of LFG since
                                                         April, 2001 (formerly Vice President,
                                                         Corporate Audit, State Street Bank and
                                                         Trust Company from May, 1998 to April,
                                                         2001; Audit Manager from July, 1994 to
                                                         June, 1997; Senior Audit Manager from
                                                         July, 1997 to May, 1998, Coopers &
                                                         Lybrand LLP).

J. Kevin Connaughton (Age 37)     Treasurer     2000     Treasurer of the Liberty Funds and of
One Financial Center                                     the Liberty All-Star Funds since
Boston, MA 02111                                         December, 2000 (formerly Controller of
                                                         the Liberty Funds and of the Liberty
                                                         All-Star Funds from February, 1998 to
                                                         October, 2000); Treasurer of the Stein
                                                         Roe Funds since February, 2001
                                                         (formerly Controller from May, 2000 to
                                                         February, 2001); Senior Vice President
                                                         of LFG since January, 2001 (formerly
                                                         Vice President from April, 2000 to
                                                         January, 2001; Vice President of
                                                         Colonial from February, 1998 to
                                                         October, 2000; Senior Tax Manager,
                                                         Coopers & Lybrand, LLP from April, 1996
                                                         to January, 1998).

Michelle G. Azrialy (Age 32)     Controller     2001     Controller of the Liberty Funds and of
One Financial Center                                     the Liberty All-Star Funds since May,
Boston, MA 02111                                         2001, Vice President of LFG since
                                                         march, 2001 (formerly Assistant Vice
                                                         President of Fund Administration from
                                                         September, 2000 to February, 2001;
                                                         Compliance Manager of Fund
                                                         Administration from September, 1999
                                                         to August, 2000) (formerly Assistant
                                                         Treasurer, Chase Global Fund Services -
                                                         Boston from August, 1996 to September,
                                                         1999).

Jean S. Loewenberg (Age 56)       Secretary     2002     Secretary of the Liberty Funds and of
One Financial Center                                     the Liberty All-Star Funds since
Boston, MA 02111                                         February, 2002; Vice President and
                                                         Group Senior Counsel, Fleet National
                                                         Bank since November, 1996.

*A Trustee who is an "interested person" (as defined in the Investment Company
 Act of 1940 ("1940 Act")) of the Trust or Colonial.
 Mr. Mayer is an interested person by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of Colonial.

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Newport Tiger Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport Tiger Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Newport Tiger Fund

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




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
-------------------------------------------------------------------------------
                              GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.
-------------------------------------------------------------------------------

Liberty Newport Tiger Fund  ANNUAL REPORT, DECEMBER 31, 2001

                                                                  -------------
[Graphic                                                            PRESORTED
 Omitted]  L I B E R T Y                                             STANDARD
           -----------------                                      U.S. POSTAGE
                   F U N D S                                          PAID
                                                                  HOLLISTON, MA
                                                                  PERMIT NO. 20
                                                                  -------------

Liberty Funds Distributor, Inc. (C)2002
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com

                                                 732-02/258I-1201 (2/02) 02/129